UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2019

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35366	20-5157386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 11, 2019, FBIO Acquisition, Inc. (“FBIO Acquisition”), a wholly-owned subsidiary of Fortress Biotech, Inc. (the “Company”), completed the previously-announced sale of its remaining holdings of National Holdings Corporation (“NHLD”) shares of common stock to NHC Holdings, LLC (“Purchaser”), a wholly-owned subsidiary of B. Riley FBR, Inc., for $3.25 per share, pursuant to the terms of the stock purchase agreement dated November 14, 2018 (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement, Purchaser, along with two other minority purchaser designees, collectively purchased the remaining NHLD shares held by FBIO Acquisition for an aggregate price of $13,089,141.00.

The Purchase Agreement contains normal and customary representations and warranties. As of this filing, FBIO Acquisition and its parent, the Company, own no shares of NHLD common stock.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 14, 2018, and is incorporated herein by reference.

Item 8.01	Other Events.

On February 12, 2019, the Company issued a press release to announce the second closing of the sale of the NHLD shares under the Purchase Agreement. A copy of such press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The financial statements of the Company required by this item are filed as Exhibit 99.2 to this Current Report on Form 8-K, and are incorporated by reference herein.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press release issued by Fortress Biotech, Inc., dated February 12, 2019.

99.2	Unaudited pro forma financial statements of Fortress Biotech, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)
Date: February 15, 2019
	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer